TEMPLETON DRAGON FUND

[PHOTO OF J. Mark Mobius, Ph.D.]

J. Mark Mobius, Ph.D.
President
Templeton Dragon
Fund, Inc.

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $12 billion in emerging markets investments for the Templeton Group of Funds.

YOUR FUND'S OBJECTIVE:

The Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.


March 31, 1997

Dear Shareholder:

We are pleased to bring you the third annual report for the Templeton Dragon Fund, which covers the twelve months ending March 31, 1997. During this period, rising exports and large inflows of investment capital contributed to the strong performance of equity markets in China and Hong Kong. Increased government spending and declining inflation supported China's growing economy, and the Hong Kong market was buoyed by a recovery in its retail and property sectors, and the strong earnings of a number of companies listed on its exchange.

One of the most important developments during this period was the death on February 19, 1997 of

Deng Xiaoping, China's 92-year-old patriarch. Deng leaves a mixed legacy. His main accomplishment was the liberalization of China's economy, but he will also be remembered for his support of the brutal crackdown on pro-democracy demonstrators in Tiananmen Square in 1989. The markets in Hong Kong and China fell briefly as Deng's health deteriorated, but rebounded after the apparently peaceful transfer of power to President Jiang Zemin and Premier Li Peng.

On December 11, 1996, Tung Chee Hua was selected as China's first Chief Executive of Hong Kong. Mr. Tung, a former shipping magnate, appears to combine a good personal relationship with the Communist Party leadership in Beijing and a commitment to preserving Hong Kong's capitalist economic structure. However, the future of Hong Kong will probably be subject to uncertainty until, and perhaps beyond, its handover to China on July 1, 1997. Within this environment, your Fund posted a total return of 7.80% in market-price terms, and 20.76% in net asset value terms, as discussed in the Performance Summary on page 5.


TEMPLETON DRAGON FUND

Geographic Distribution on 3/31/97
Based on Total Net Assets


[PIE CHART]


                     Hong King Stocks                72.5%
                     Chinese Stocks                  14.0%
                     Singapore Stocks                 0.3%
                     Short-Term Obligations &
                      Other Net Assets               13.2%


On March 31, 1997, 72.5% of the Fund's total net assets were invested in Hong Kong, a 3.1% decrease from the year before. We also had 14.0% invested in the markets of mainland China, 0.3% in Singapore, and 13.2% in cash and other liquid assets. The Fund's largest single position continued to be HSBC Holdings PLC, the holding company for one of the largest banking companies in the world. The price of shares in this company increased by 59% during the period under review, as earnings increased 25% in 1996. Other significant positions in the Fund included shares of New World

Development Co. and Sun Hung Kai Properties, companies with large, real estate holdings and commercial interests in Hong Kong and China.

Looking forward, we believe that prospects are generally positive for many emerging markets and that China and Hong Kong companies have the potential to benefit if these markets perform well. China's inflation rate has fallen to relatively low levels and the government may cut interest rates. Since it appears unlikely that economic reforms undertaken during Deng's reign could be easily reversed, we are hopeful that China's economy will maintain momentum. However, these markets may not perform well if unexpected political or other developments occur. Such developments could jeopardize China's improved relationship with Taiwan or a smooth handover of sovereignty in Hong Kong.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. Investing in "China companies" is no exception and entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of the markets involved. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For

   TEMPLETON DRAGON FUND
   Top 10 Holdings as of 3/31/97
   Based on Total Net Assets
   Company,                                  % of Total
   Industry, Country                         Net Assets
   HSBC Holdings PLC
   Banking, Hong Kong                          10.2%

   Cheung Kong Holdings Ltd.
   Multi-Industry, Hong Kong                    9.3%

   New World Development Co. Ltd.
   Real Estate, Hong Kong                       8.0%

   Sun Hung Kai Properties Ltd.
   Real Estate, Hong Kong                       6.4%

   Wheelock & Co. Ltd.
   Multi-Industry, Hong Kong                    4.8%

   Hang Lung Development Co. Ltd.
   Real Estate, Hong Kong                       4.2%

   Hongkong Electric Holdings Ltd.
   Utilities -- Electrical & Gas, Hong Kong     3.6%

   Hopewell Holdings Ltd.
   Construction & Housing, Hong Kong            3.1%

   Jardine Strategic Holdings Ltd.
   Multi-Industry, Hong Kong                    2.9%

   Jardine Matheson Holdings Ltd.
   Multi-Industry, Hong Kong                    2.1%

For a complete list of portfolio holdings, please see page 10 of this report.

example, the Hong Kong market has increased 975% in the last 15 years, but has suffered five declines of more than 20% during that time.*

This discussion reflects the strategies we employed for the Fund during the twelve months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

Thank you for investing in the Templeton Dragon Fund. We appreciate your confidence and look forward to any comments you may have.

As you can see in the "Investment Portfolio" section of this Report, the Fund invests in Hong Kong securities. Hong Kong is scheduled to revert to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.


* Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended March 31, 1997.



CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Dragon Fund produced a total return of 7.80% for the year ended March 31, 1997. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 20.76% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, shareholders received combined distributions totaling 63.5 cents ($0.635) per share, including long-term capital gains of
22.0 cents ($0.22) per share, short-term capital gains of 7.5 cents ($0.075) and dividend income of 34.0 cents ($0.34) per share. The Fund's closing price on the New York Stock Exchange (NYSE) increased by $0.50, from $14.00 on March 31, 1996 to $14.50 on March 31, 1997, while the Fund's net asset value increased by $2.52, from $15.73 to $18.25. Past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


TEMPLETON DRAGON FUND

Periods Ended 3/31/97

                                                           Since
                                                         Inception
                                              One-Year   (9/21/94)
Cumulative Total Return(1)
   Based on change in
   net asset value                             20.76%      41.00%

   Based on change in
   market price                                 7.80%       5.31%

Average Annual Total Return(2)
   Based on change in
   net asset value                             20.76%      14.35%

   Based on change in
   market price                                 7.80%       2.07%

1. Cumulative total returns show the change in value of an investment over the periods indicated.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Investment return and principal value will fluctuate with market conditions, currencies and the political, social and economic climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

THE FOLLOWING LETTER WAS WRITTEN BY DR. MOBIUS AFTER A RECENT TRIP TO BEIJING.


Beijing, a metropolis of wide, sweeping avenues, majestic buildings and enormous open spaces, is one of China's most architecturally attractive cities. The Forbidden City, which houses the Imperial Palace, the Summer Palace and Tiananmen Square, is quite staggering. Tiananmen Square, for example, is almost incomprehensibly large. It spans 98 acres and can accommodate more than 1 million people.

A major industrial and commercial center, Beijing is the second-largest city in China. It is now so big that many taxi drivers have trouble finding their way around. However, government offices are still housed in large, run-down buildings that remind one of India. As in India, it is not uncommon to have an elevator door open onto an animated game of table tennis, which workers often play in the corridors of office buildings. Privately run restaurants, serving delicious, regional Chinese food for only a few dollars have sprung up throughout the city. But government-owned eating establishments, patronized by government officials, continue to charge hundreds of dollars for a Beijing Duck banquet.

Beijing, a transportation hub for northern China, possesses important facilities for processing petroleum, coal and iron ore. It is also home to many small industries. One company we visited produces sheet-fed offset presses. Although this company has a dominant position in China, it faces increasing competition from major overseas producers because it cannot produce machines matching the speed and quality of those manufactured abroad. Although this company has not achieved significant growth, many other companies we visited were aggressively pursuing production and earnings increases.

It is difficult to know which companies will survive the changes now taking place in China. As a result of liberalized trade regulations, some businesses are faced with stiff competition from abroad. Others may find themselves in financial

[MAP OF CHINA]


difficulty if the government follows through on its plan to stop subsidizing enterprises they have subsidized in the past. But this is all part of the move toward a market economy.

As I traveled to the airport, I thought about China's enormous potential to become one of the most important economies in the world. If the Chinese government drops restrictions on foreign exchange capital flows, and allows locals and foreigners to own the same class of stock, foreigners would be able to participate more actively in this potential, and Chinese companies could benefit from the additional resources available to them. I believe that this day will come soon.*



Sincerely,


/s/J. Mark Mobius, Ph.D.

J. Mark Mobius, Ph.D.
President
Templeton Dragon Fund, Inc.


*This letter reflects the strategies employed for the Fund during the past fiscal year and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.


THE NEW CAREER OF
SIR JOHN TEMPLETON


[PHOTO OF SIR JOHN TEMPLETON]

BY PROFESSOR
ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON DRAGON FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                     SEPTEMBER 8, 1994
                                                                         YEAR ENDED MARCH 31           (COMMENCEMENT
                                                                       ----------------------        OF OPERATIONS) TO
                                                                         1997           1996          MARCH 31, 1995
                                                                       --------       --------       -----------------
Net asset value, beginning of period                                   $  15.73       $  13.97           $   14.10
                                                                       --------       --------            --------
Income from investment operations:
   Net investment income                                                    .34            .37                 .22
   Net realized and unrealized gain (loss)                                 2.82           1.92                (.22)
                                                                       --------       --------            --------
Total from investment operations                                           3.16           2.29                  --
                                                                       --------       --------            --------
Underwriting expenses deducted from capital                                  --             --                (.04)
                                                                       --------       --------            --------
Distributions:
   Dividends from net investment income                                    (.34)          (.47)               (.09)
   Distributions from net realized gains                                   (.30)          (.06)                 --
                                                                       --------       --------            --------
Total distributions                                                        (.64)          (.53)               (.09)
                                                                       --------       --------            --------
Change in net asset value                                                  2.52           1.76                (.13)
                                                                       --------       --------            --------
Net asset value, end of period                                         $  18.25       $  15.73           $   13.97
                                                                       ========       ========            ========
TOTAL RETURN*
Based on market value per share                                           7.80%         21.11%            (19.34)%
Based on net asset value per share                                       20.76%         16.89%             (0.11)%

RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                                        $985,719       $849,510           $ 754,227
Ratio of expenses to average net assets                                   1.50%          1.52%               1.54%**
Ratio of net investment income to average net assets                      1.93%          2.48%               2.99%**
Portfolio turnover rate                                                   8.73%          7.81%                  --
Average commission rate paid (per share)                               $  .0017       $  .0018                  --

   * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON DRAGON FUND, INC.
Investment Portfolio, March 31, 1997

--------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                                    COUNTRY     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 86.8%
---------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD
 DURABLES: 2.6%          Hualing Holdings Ltd.                                    H.K.      30,467,000   $  4,639,625
                        *Luks Industrial Co. Ltd., wts.                           H.K.       2,415,200        116,884
                         Semi-Tech (Global) Co. Ltd.                              H.K.       7,104,070      7,517,825
                        *Shanghai Narcissus Electric Appliances Co. Ltd., B       Chn.       9,571,320      1,990,835
                       +*Shanghai Shangling Electric Appliance, B                 Chn.      13,633,600      5,398,906
                        *Shanghai Vacuum Electron Devices Co. Ltd., B             Chn.       6,478,701      1,606,718
                         Shenzhen Huafa Electronics Co. Ltd., B                   Chn.         946,000        496,276
                         Shenzhen Konka Electronic Group Co. Ltd., B              Chn.       2,794,415      3,636,955
                                                                                                         ------------
                                                                                                           25,404,024
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 0.7%
                         Jardine International Motor Holdings Ltd.                H.K.       5,887,000      7,293,507
---------------------------------------------------------------------------------------------------------------------
BANKING: 10.2%
                         HSBC Holdings PLC                                        H.K.       4,337,938    100,769,012
---------------------------------------------------------------------------------------------------------------------
BROADCASTING &
 PUBLISHING: 0.1%
                         Leefung-Asco Printers Holdings Ltd.                      H.K.       8,165,000      1,085,337
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS &
 COMPONENTS: 1.3%
                         China Southern Glass Co. Ltd., B                         Chn.       8,966,100      5,669,840
                         K Wah International Holdings Ltd.                        H.K.      15,778,125      2,891,445
                        *K Wah International Holdings Ltd., wts.                  H.K.         988,700         38,279
                        *Shanghai Yaohua Pilkington Glass, B                      Chn.       8,056,475      4,060,463
                                                                                                         ------------
                                                                                                           12,660,027
---------------------------------------------------------------------------------------------------------------------
CHEMICALS: 1.7%
                         Shanghai Chlor-Alkali Chemical Co. Ltd., B               Chn.      10,050,000      3,236,100
                         Shanghai Pechemical Co. Ltd., H                          Chn.      43,180,000     11,145,095
                         Shenzhen Petrochemical (Group) Shareholding Co.
                           Ltd., B                                                Chn.       3,555,532      2,172,680
                                                                                                         ------------
                                                                                                           16,553,875
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION &
 HOUSING: 3.2%
                         Hopewell Holdings Ltd.                                   H.K.      58,447,021     30,925,547
                         International Pipe Ltd.                                  H.K.       3,944,531        575,235
                                                                                                         ------------
                                                                                                           31,500,782
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL &
 ELECTRONICS: 1.1%
                       +*CCT Telecom Holdings Ltd.                                H.K.      91,872,000      4,742,576
                         G.P. Batteries International Ltd.                       Sing.         900,000      2,484,000
                        *GP Batteries International Ltd., wts.                   Sing.         225,000        211,500

TEMPLETON DRAGON FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                ISSUE                                                    COUNTRY     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL &
 ELECTRONICS (cont.)
                         Great Wall Electronic International Ltd.                 H.K.     16,300,264    $  2,061,540
                        *Shanghai Automation Instrumentation Co., B               Chn.      5,187,650       1,172,409
                                                                                                         ------------
                                                                                                           10,672,025
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS &
 INSTRUMENTS: 0.2%
                        *S. Megga International Holdings Ltd.                     H.K.     23,502,000       1,728,824
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.6%
                         JCG Holdings Ltd.                                        H.K.      3,445,000       2,712,003
                         Peregrine Investments Holdings Ltd.                      H.K.      4,306,000       6,862,971
                        *Peregrine Investments Holdings Ltd., wts.                H.K.        475,600         115,391
                        *Sun Hung Kai & Co. Ltd, wts.                             H.K.      4,562,320         264,953
                         Sun Hung Kai & Co. Ltd.                                  H.K.     22,811,600       5,858,413
                                                                                                         ------------
                                                                                                           15,813,731
---------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD
 PRODUCTS: 0.7%
                        *Fairwood Holdings Ltd.                                   H.K.     22,152,000       1,172,109
                         Golden Resources Development International Ltd.          H.K.     10,138,000       1,125,180
                         Shanghai New Asia Group Co. Ltd., B                      Chn.      8,328,300       4,097,524
                                                                                                         ------------
                                                                                                            6,394,813
---------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL
 CARE: 0.3%
                         Zhuhai Sez Lizhu Pharmaceutical Group Inc., B            Chn.      3,638,000       2,638,579
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
 COMPONENTS: 0.8%
                         Shanghai Refrigerator Compressor Co. Ltd., B             Chn.      5,338,464       3,203,078
                         Shanghai Rubber Belt Co. Ltd., B                         Chn.      1,807,936         441,136
                        *Shanghai Tyre & Rubber Co. Ltd., B                       Chn.      9,614,000       4,287,844
                                                                                                         ------------
                                                                                                            7,932,058
---------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 0.4%
                        *Shanghai Jin Jiang Tower Co. Ltd., B                     Chn.     12,034,675       3,947,373
---------------------------------------------------------------------------------------------------------------------
MACHINERY &
 ENGINEERING: 1.2%
                        *China Textile Machinery Co. Ltd., B                      Chn.       2,353,000        442,364
                        +Guangzhou Shipyard International Co. Ltd., H             Chn.      15,988,000      3,177,503
                         Northeast Electric Transmission & Transformation         Chn.      11,746,000      1,561,343
                       +*Shanghai Erfangji Textile Machinery Co. Ltd., B          Chn.      22,016,122      4,050,966
                        *Shanghai Industrial Sewing Machine Corp.                 Chn.       9,514,700      1,826,822
                        *Shanghai Steel Tube Co. Ltd., B                          Chn.       5,705,300      1,141,060
                                                                                                         ------------
                                                                                                           12,200,058
---------------------------------------------------------------------------------------------------------------------

TEMPLETON DRAGON FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                   ISSUE                                                  COUNTRY      SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
----------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 3.0%
                          Dairy Farm International Holdings Ltd.                   H.K.     23,544,660    $ 17,776,218
                          Dickson Concepts (International) Ltd.                    H.K.      2,058,999       7,440,212
                          Fortei Holdings Ltd.                                     H.K.      3,978,000         308,026
                          Joyce Boutique Holdings Ltd.                             H.K.      1,215,000         228,929
                         *Wo Kee Hong Holdings Ltd.                                H.K.     30,485,000       3,068,682
                         *Wo Kee Hong Holdings Ltd., wts.                          H.K.      6,097,000          73,176
                         *Yaohan Hongkong Corp. Ltd.                               H.K.      4,000,000         147,121
                                                                                                          ------------
                                                                                                            29,042,364
----------------------------------------------------------------------------------------------------------------------
METALS & MINING: 0.4%
                            Maanshan Iron & Steel Co. Ltd., H                      Chn.     19,676,000       3,910,468
----------------------------------------------------------------------------------------------------------------------
MISC MATERIALS &
COMMODITIES: 0.1%
                            Luoyang Glass Co. Ltd., H                              Chn.      7,379,000       1,428,433
----------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 21.7%
                          Cheung Kong Holdings Ltd.                                H.K.     10,449,000      92,034,051
                          Jardine Matheson Holdings Ltd. (Singapore)               H.K.      3,637,002      21,094,612
                          Jardine Strategic Holdings Ltd. (Singapore)              H.K.      8,123,625      28,107,743
                         *Jardine Strategic Holdings Ltd., wts.                    H.K.        349,625         113,628
                          Lai Sun Garment International Ltd.                       H.K.      7,023,000       8,972,821
                          Stelux Holdings International Ltd.                       H.K.      2,513,000         528,629
                         *Stelux International Holdings Ltd., wts.                 H.K.        566,600          25,593
                          Swire Pacific Ltd., B                                    H.K.     12,901,000      16,399,506
                          WBL Corp. Ltd.                                          Sing.         89,000         215,646
                          Wheelock & Co. Ltd.                                      H.K.     21,431,000      46,879,535
                                                                                                          ------------
                                                                                                           214,371,764
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 24.3%
                          China Overseas Land & Investment Ltd.                    H.K.      26,007,000     14,096,481
                          Hang Lung Development Co. Ltd.                           H.K.      22,851,000     41,433,602
                          Lai Sun Development Co. Ltd.                             H.K.      14,794,400     17,183,476
                         *Lai Sun Development Co. Ltd., wts.                       H.K.       7,999,000        753,581
                          New World Development Co. Ltd.                           H.K.      14,671,837     79,146,539
                          Shanghai Jinqiao Export Processing Zone
                            Development, B                                         Chn.       8,338,200      4,736,098
                          Shanghai Lujiaxui Finance & Trade Zn
                            Dev Stock Co. Ltd., B                                  Chn.      10,969,000     10,925,124
                          Shanghai Wai Gaoqiao Free Trade Zone Dev. Co., B         Chn.       1,571,000        735,228
                          Shenzhen Properties & Resources
                            Develop. (Group) Ltd., B                               Chn.       3,361,180      1,795,822
                          Shenzhen Vanke Co. Ltd., B                               Chn.       4,603,390      4,033,840

TEMPLETON DRAGON FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                            COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE (cont.)
                            Sun Hung Kai Properties Ltd.                             H.K.      5,926,000    $ 62,711,423
                            Tian An China Investments Co. Ltd.                       H.K.     24,497,000       2,560,761
                                                                                                            ------------
                                                                                                             240,111,975
---------------------------------------------------------------------------------------------------------------------
RECREATION & OTHER CONSUMER GOODS: 2.7%
                        *   KTP Holdings Ltd.                                        H.K.     19,217,500         880,433
                        *   Phoenix Co. Ltd.                                         Chn.      6,451,530       1,290,306
                        *   Shanghai Wingsung Co. Ltd., B                            Chn.        230,000          67,620
                        *   Shenzhen China Bicycles Co. (Holdings) Ltd., B           Chn.     13,362,400       6,423,650
                            Yue Yuen Industrial (Holdings) Ltd.                      H.K.      8,648,000      17,856,931
                                                                                                            ------------
                                                                                                              26,518,940
---------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.9%
                            Goldlion Holdings Ltd.                                   H.K.      6,323,000       5,181,650
                            Laws International Holdings Ltd.                         H.K.     22,510,000       3,369,804
                            Tungtex (Holdings) Co. Ltd.                              H.K.      2,600,000         244,944
                                                                                                            ------------
                                                                                                               8,796,398
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 2.5%
                            Chiwan Wharf Holdings Ltd., B                            Chn.      9,001,800       6,923,836
                            Cross Harbour Tunnel Co. Ltd.                            H.K.      1,268,000       2,732,794
                        *   Guangshen Railway Co. Ltd., ADR                          Chn.        183,000       4,003,125
                            IMC Holdings Ltd.                                        H.K.        121,000          56,997
                            Orient Overseas International Ltd.                       H.K.      1,314,000         699,504
                        +   Shanghai Dazhong Taxi Shareholding Co. Ltd., B           Chn.      8,820,500      10,231,780
                                                                                                            ------------
                                                                                                              24,648,036
---------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRICAL & GAS: 5.0%
                            Guangdong Electric Power Dev. Co. Ltd., B, 144a          Chn.      1,696,000       1,663,453
                            Hong Kong Electric Holdings Ltd.                         H.K.      9,999,500      35,294,478
                            Shandong Huaneng Power                                   Chn.        886,000       9,303,000
                            Wing Shan International Ltd.                             H.K.     21,654,000       3,437,276
                                                                                                            ------------
                                                                                                              49,698,207
---------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE: 0.1%
                        *   East Asiatic Co. (Hong Kong) Ltd. (The)                  H.K.       7,520,000        854,027
                                                                                                            ------------
TOTAL COMMON STOCKS (cost $654,525,587)                                                                      855,974,637
---------------------------------------------------------------------------------------------------------------------

TEMPLETON DRAGON FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

                                                                                             PRINCIPAL IN
         INDUSTRY                                 ISSUE                            COUNTRY LOCAL CURRENCY**    VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 12.9% (cost $126,731,290)
---------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.94% to 5.23% with
                              maturities to 6/19/97                                  U.S.     127,610,000   $126,727,685
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.7% (cost $781,256,877)                                                                 982,702,322
OTHER ASSETS, LESS LIABILITIES: 0.3%                                                                           3,016,414
                                                                                                            ------------
TOTAL NET ASSETS: 100.0%                                                                                    $985,718,736
                                                                                                            ============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRY INDICATED.
 + SEE NOTE 5

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON DRAGON FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets:
   Investments in securities, at value
      (identified cost $781,256,877)         $982,702,322
   Receivables:
      Investment securities sold                2,070,556
      Dividends                                 2,538,109
   Unamortized organization costs                   9,303
                                             ------------
         Total assets                         987,320,290
                                             ------------
Liabilities:
   Payable for investment securities
     purchased                                     15,555
   Funds advanced by custodian                     94,225
   Accrued expenses                             1,491,774
                                             ------------
         Total liabilities                      1,601,554
                                             ------------
Net assets, at value                         $985,718,736
                                             ============
Net assets consist of:
   Undistributed net investment income       $    880,701
   Net unrealized appreciation                201,445,445
   Accumulated net realized gain               24,097,631
   Net capital paid in on shares of
      capital stock                           759,294,959
                                             ------------
Net assets, at value                         $985,718,736
                                             ============
Shares outstanding                             54,007,093
                                             ============
Net asset value per share ($985,718,736 /
   54,007,093 shares
   outstanding)                              $      18.25
                                             ============

STATEMENT OF OPERATIONS
for the year ended March 31, 1997

Investment income:
   (net of $810 foreign
   taxes withheld)
   Dividends                   $ 26,947,239
   Interest                       5,199,667
                               ------------
      Total income                            $ 32,146,906
Expenses:
   Management fees (Note 3)      11,663,793
   Administrative fees (Note
     3)                           1,399,655
   Transfer agent fees               72,000
   Custodian fees                   371,197
   Reports to shareholders          314,000
   Audit fees                        45,500
   Legal fees                        68,000
   Registration and filing
     fees                            51,800
   Directors' fees and
     expenses                        64,000
   Amortization of
      organization costs              4,015
                               ------------
      Total expenses                            14,053,960
                                              ------------
         Net investment
            income                              18,092,946
Realized and unrealized gain
  (loss):
   Net realized gain (loss)
     on:
      Investments                33,660,300
      Foreign currency
         transactions               (15,338)
                               ------------
                                 33,644,962
   Net unrealized
      appreciation on
      investments               118,765,665
                               ------------
      Net realized and
         unrealized gain                       152,410,627
                                              ------------
Net increase in net assets
   resulting from operations                  $170,503,573
                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON DRAGON FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended March 31, 1997 and 1996

                                                                                               1997            1996
                                                                                           ------------    ------------
Increase in net assets:
   Operations:
      Net investment income                                                                $ 18,092,946    $ 19,952,785
      Net realized gain on investment and foreign currency transactions                      33,644,962       9,323,607
      Net unrealized appreciation                                                           118,765,665      94,360,136
                                                                                           ------------    ------------
         Net increase in net assets resulting from operations                               170,503,573     123,636,528

   Distributions to shareholders:
      From net investment income                                                            (18,362,411)    (25,383,334)
      From net realized gain                                                                (15,932,093)     (2,970,390)
                                                                                           ------------    ------------
         Net increase in net assets                                                         136,209,069      95,282,804

Net assets:
   Beginning of year                                                                        849,509,667     754,226,863
                                                                                           ------------    ------------
   End of year                                                                             $985,718,736    $849,509,667
                                                                                           ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve its objective by investing at least 45% of its total assets in equity securities of China companies. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At March 31, 1997, there were 100,000,000 shares of $.01 par value capital stock authorized. There were no share transactions for the years ended March 31, 1997 and 1996.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Limited (TAML) and Franklin Templeton Services, Inc. (FTSI), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.25% of the average weekly net assets of the Fund. The Fund pays FTSI monthly a fee of 0.15% per annum of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Capital Management, Inc. for various administrative services to the Fund.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received legal fees for the year ended March 31, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997, were $72,566,068 and $100,527,856, respectively. The cost of securities for federal income tax purposes is $781,280,705. Realized gains and losses are reported on an identified cost basis.

At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                              $259,068,218
           Unrealized depreciation                                                               (57,646,602)
                                                                                                 -----------
           Net unrealized appreciation                                                          $201,421,616
                                                                                                 ===========

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at March 31, 1997 amounted to $27,601,731. For the year ended March 31, 1997, dividends from affiliated companies was $340,029.

TEMPLETON DRAGON FUND, INC.
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Directors and Shareholders
Templeton Dragon Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Dragon Fund, Inc. as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                /s/ McGladrey & Pullen, LLP

New York, New York
April 25, 1997

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment Plan

--------------------------------------------------------------------------------

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact Chase Mellon Securities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pittsburgh, PA 15230, to receive the Plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Chase Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participants may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or, if the participant's wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charges by Mellon upon any cash withdrawal or termination. --Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

TEMPLETON DRAGON FUND, INC.

--------------------------------------------------------------------------------

TRANSFER AGENT

Chase Mellon Shareholder Services
Securities Transfer Services
450 West 33rd Street, 15th Floor
New York, NY 10001
800-526-0801

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Dragon Fund, Inc. shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". The Fund's New York Stock Exchange trading symbol is TDF.

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Dragon Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

                                     NOTES
                                    --------

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German Government Bond Fund
Franklin Templeton Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Hard Currency Fund
Franklin Templeton High Income Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES:
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FOR NON-U.S. INVESTORS:
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund

FOR CORPORATIONS:
Franklin Corporate Qualified Dividend Fund

FRANKLIN FUNDS SEEKING TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)


*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

[MAP OF WORLD]

Templeton Dragon Fund, Inc.

700 Central Avenue
St. Petersburg
Florida 33701-3628

Auditors
McGladrey &Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


TEMPLETON
DRAGON
FUND, INC.

Annual Report
March 31, 1997


[TEMPLETON LOGO]

[RECYCLE LOGO]          TLTDF A97 5/97